UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

INTELLECT NEUROSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required.

☐	Fee computed based on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INTELLECT NEUROSCIENCES, INC.

550 Sylvan Ave., Suite 101

Englewood Cliffs, NJ 07632

(201) 608-5101

LETTER TO OUR STOCKHOLDERS

November 14, 2014

Dear Stockholders:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of Intellect Neurosciences, Inc. (the “Company,” “Intellect,” “us,” “we,” or “our”). The Special Meeting will be held at 10:00 A.M., Eastern Standard Time, on December 19, 2014, at the law firm of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended June 30, 2014.

At the Special Meeting, you will be asked to consider the following proposals:

1.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock at any time prior to December 31, 2014, with fractional shares being rounded-up to the nearest whole number;

2.	To approve an amendment of the Company’s 2006 Equity Incentive Plan to add 6,000,000 shares to such plan (on a post Reverse Stock Split basis);

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

Please note that attendance at the Special Meeting will be limited to stockholders of record at the close of business on November 13, 2014, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Special Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the special meeting in person may submit their ballot to the management of the Company at 550 Sylvan Ave., Suite 101, Englewood Cliffs, NJ 07632, Attn: Elliot Maza, Chief Executive Officer.

On behalf of the Company and our Board of Directors, thank you for your continued support.

/s/ Elliot Maza
Elliot Maza Chief Executive Officer and Chairman

INTELLECT NEUROSCIENCES, INC.

550 Sylvan Ave., Suite 101

Englewood Cliffs, NJ 07632

(201) 608-5101

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Intellect Neurosciences, Inc.:

A special meeting (the “Special Meeting”) of the stockholders of Intellect Neurosciences, Inc. (the “Company”) will be held at 10:00 A.M., Eastern Standard Time, on December 19, 2014, at the law firm of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006 to consider the following proposals:

1.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock at any time prior to December 31, 2014, with fractional shares being rounded-up to the nearest whole number;

2.	To approve an amendment of the Company’s 2006 Equity Incentive Plan to add 6,000,000 shares to such plan (on a post Reverse Stock Split basis);

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

Only stockholders of record at the close of business on November 13, 2014, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Special Meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Special Meeting for ten (10) days prior to the date thereof. The proxy materials will be mailed to stockholders on or about November 19, 2014.

Important Notice Regarding the Availability of Proxy Materials for the

 Special Meeting of Stockholders to be held on December 19, 2014:

The proxy statement and Annual Report on Form 10-K for the year ended June 30, 2014, are available at:

http://www.astproxyportal.com/ast/17019

By Order of the Board of Directors.

/s/ Elliot Maza
Elliot Maza
Chief Executive Officer and Chairman
November 14, 2014

You are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

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INTELLECT NEUROSCIENCES, INC.

550 Sylvan Ave., Suite 101

Englewood Cliffs, NJ 07632

(201) 608-5101

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, DECEMBER 19, 2014

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Intellect Neurosciences, Inc. (the “Company,” “Intellect,” “us,” “we,” or “our”), for use at the special meeting (the “Special Meeting”) of the Company’s stockholders to be held at 10:00 A.M., Eastern Standard Time, on December 19, 2014, at the law firm of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006, and any postponements or adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be mailed to stockholders on or about November 19, 2014.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on November 13, 2014 (the “Record Date”), will be entitled to receive notice of, attend and vote at the Special Meeting.

ACTION TO BE TAKEN UNDER PROXY

At the Special Meeting, our stockholders will consider the following proposals (collectively, the “Proposals”):

1.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock at any time prior to December 31, 2014, with fractional shares being rounded-up to the nearest whole number;

2.	To approve an amendment of the Company’s 2006 Equity Incentive Plan to add 6,000,000 shares to such plan (on a post Reverse Stock Split basis);

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

Unless otherwise directed by the giver of the proxy, the person named in the form of proxy, namely, Elliot Maza, our Chief Executive Officer and Chief Financial Officer, will vote:

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share, by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock at any time prior to December 31, 2014, with fractional shares being rounded-up to the nearest whole number;

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•	FOR approval of an amendment of the Company’s 2006 Equity Incentive Plan to add 6,000,000 shares to such plan (on a post Reverse Stock Split basis);

•	FOR approval of the executive compensation of the Company’s named executive officers; and

•	FOR approval of a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

WHO IS ENTITLED TO VOTE; QUORUM; VOTE REQUIRED

As of October 27, 2014, there were 623,512,076 shares of Common Stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. In addition, holders of Series B Convertible Preferred Stock and Series F Convertible Preferred Stock may vote on an as-converted basis.

A majority of the issued and outstanding voting capital stock, present in person or represented by proxy, will constitute a quorum at the stockholder meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Special Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, only the proposal to ratify the independent auditors at this meeting is considered a “routine” matter, and brokers are entitled to vote uninstructed shares only with respect to this proposal.

Adoption of the Proposals require the affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Special Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these proxy materials?

We have sent you these proxy materials because the Board of Directors of Intellect Neurosciences, Inc. (sometimes referred to as the “Company,” “ILNS,” “we” or “us”) is soliciting your proxy to vote at the Special Meeting of stockholders. According to our records, you were a stockholder of the Company as of the close of business on the Record Date, November 13, 2014.

You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about November 19, 2014 to all stockholders of record as of the Record Date, November 13, 2014, who are entitled to vote at the Special Meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Special Meeting; and

•	the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, as filed with the SEC on October 14, 2014.

What is the proxy card?

The proxy card enables you to appoint Elliot Maza, Chief Executive Officer and Chief Financial Officer, as your representative at the Special Meeting. By completing and returning a proxy card, you are authorizing this individual to vote your shares at the meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting.

When and where is the Special Meeting being held?

The Special Meeting will be held on Friday, December 19, 2014 commencing at 10:00 A.M., Eastern Standard time, at the law firm of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006.

Can I view these proxy materials over the Internet?

Yes. The notice of meeting, this proxy statement and accompanying proxy card as well as our Annual Report on Form 10-K for the year ended June 30, 2014 are available at http://www.astproxyportal.com/ast/17019.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date, November 13, 2014, will be entitled to vote at the Special Meeting. On the Record Date, there were 623,512,076 shares of Common Stock outstanding and entitled to vote.

The Special Meeting will begin promptly at 10:00 A.M., Eastern Standard Time. Check-in will begin thirty (30) minutes prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with ILNS’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete and return the enclosed proxy card.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Special Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote (collectively, the “Proposals”):

1.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share, by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock at any time prior to December 31, 2014, with fractional shares being rounded-up to the nearest whole number;

2.	To approve an amendment of the Company’s 2006 Equity Incentive Plan to add 6,000,000 shares to such plan (on a post Reverse Stock Split basis);

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.	To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

How do I vote?

For each of the Proposals to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting and for a period of ten (10) days prior to the Special Meeting during regular business hours at our principal executive office, which is located at 550 Sylvan Ave., Suite 101, Englewood Cliffs, NJ 07632.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each of the Proposals to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

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What is a quorum for purposes of conducting the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock that are currently issued and outstanding, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, then the stockholders entitled to vote, whether present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of our issued and outstanding shares of Common Stock by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock at any time prior to December 31, 2014, with fractional shares being rounded-up to the nearest whole number; “FOR” the approval of an amendment of the Company’s 2006 Equity Incentive Plan to add 6,000,000 shares to such plan (on a post Reverse Stock Split basis); “FOR” the approval of the executive compensation of the Company’s named executive officers; and “FOR” the approval of a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” the approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of our issued and outstanding shares of Common Stock by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock at any time prior to December 31, 2014, with fractional shares being rounded-up to the nearest whole number; “FOR” the approval of an amendment of the Company’s 2006 Equity Incentive Plan to add 6,000,000 shares to such plan (on a post Reverse Stock Split basis); “FOR” the approval of the executive compensation of the Company’s named executive officers; and “FOR” the approval of a three-year frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation. Unless you provide other instructions on your proxy card, the person named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board of Directors as set forth in this proxy statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have arranged for Okapi Partners, LLC, 437 Madison Ave., 28th Floor, New York, New York 10022, to solicit proxies on our behalf for a fee of $6,500 plus out-of-pocket expenses. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of ILNS. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Elliot Maza, the Chief Executive Officer. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or by contacting Elliot Maza, the Chief Executive Officer.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to the Company at 550 Sylvan Ave., Suite 101, Englewood Cliffs, NJ 07632, Attn: Elliot Maza, Chief Executive Officer; or

•	You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

All of our Proposals are considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals. As all of the Proposals are non-routine, the Company expects that brokers or other nominees will not be entitled to vote without receiving instructions from the record holder of the applicable shares of Common Stock. Accordingly, all of the Proposals may result in broker non-votes.

How many votes are needed to approve each proposal?

The affirmative vote of the holders of a majority of the total outstanding shares of Common Stock as of the Record Date is necessary to approve the Proposals. Approval of requires the favorable vote of a majority of the votes cast on the applicable matter at the Special Meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be discussed in a Form 8-K filed after the Special Meeting.

Who can help answer my questions?

If you have any questions about the Special Meeting or how to vote your shares, please call Elliot Maza, the Chief Executive Officer, at (201) 608-5101 or our proxy solicitation firm, Okapi Partners, LLC, toll-free at (855) 208-8901.

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VOTING SECURITIES

Only stockholders of record at the close of business on November 13, 2014, the Record Date, will be eligible to attend and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, the Company has 623,512,076 shares of common stock, par value $0.001 per share, issued and outstanding. Stockholders are entitled to one vote for each share of Common Stock owned as of the Record Date.

As of the Record Date, the closing price of our Common Stock was $0.0016 per share, and our total market capitalization was approximately $997,619.32.

EXECUTIVE COMPENSATION

Summary Compensation

The table below sets forth, for the last two fiscal years, the compensation earned by each person acting as our Principal Executive Officer, Principal Financial Officer and two most highly compensated executive officers whose total annual compensation exceeded $100,000 (together, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total

Elliot Maza (l)	2014	55.000	-	-	-	-		(A)	55,000
Chief Executive Officer CFO Director	2013	109,615	-	-	-	-	1,720	(A)	111,335

Daniel Chain (2)	2014	-	-	-	-	-		(B)	-
Chairman Chief Executive Officer	2013	291,450	-	-	-	-		(B)	291,450

(1)	Mr. Maza was appointed Chief Executive Officer in July 2014, in addition to retaining his responsibilities as Chief Financial Officer. The material terms of Mr. Maza’s employment with the Company include base salary of $250,000 per year and reimbursement of cost of health insurance (family coverage). As Mr. Maza does not have an employment agreement with the Company, his employment is terminable at will.

(2)	Dr. Chain resigned as Chairman of The Board and Chief Executive Officer in May 2013.

Outstanding Equity Awards at Fiscal Year End

The Company had no outstanding equity awards or equity compensation plan as of June 30, 2014.

CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the name, age and position of our directors, executive officers and significant employees as of the date of this proxy statement.  All of our directors hold office until they resign or are removed from office in accordance with our bylaws.

Name	Age	Title

Elliot M. Maza, J.D., C.P.A.	59	Chief Executive Officer, Chief Financial Officer and Chairman

Isaac Onn	60	Director

Meetings and Committees of the Board of Directors

Our Board of Directors held no formal meetings during the most recently completed fiscal year. All proceedings of the Board of Directors were conducted by resolutions that were consented to in writing by all the directors and filed with the minutes of the proceedings of the Board of Directors. Such resolutions consented to in writing by the directors entitled to vote on resolutions at a meeting of the directors are, according to the General Corporation Law of the State of Delaware and our bylaws, as valid and effective as if they had been passed at a meeting of the Board of Directors duly called and held.

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Committees

Our business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board of Directors are kept informed of our business through discussion with the Chief Executive Officer and Chief Financial Officer, by reviewing materials provided to them and by participating at meetings of the Board of Directors. We presently do not have any committees of our Board of Directors.

Director Independence

Our Board of Directors has determined that Isaac Onn qualifies as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and in the listing standards of The Nasdaq Stock Market, Inc., Marketplace Rule 4200.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors is led by the Chairman, who is also the Chief Executive Officer. The Company does not have a lead independent director. In light of the Company’s relatively small size, the Board of Directors determined that it is in the best interests of the Company and its stockholders to combine the roles of the Chief Executive Officer and the Chairman. Such a combined structure is the most effective for the Company at this time because it enables the Company to efficiently and quickly respond to and interact with stockholders, regulators and other stakeholders despite our small size.

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board of Directors’ level of risk tolerance. While the Board of Directors oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board of Directors leadership structure supports this approach.

RELATED PARTY TRANSCATIONS

We describe below any transactions, arrangements or relationships of which we are aware, as of the date of filing of this current report, which occurred since the beginning of the last fiscal year or are currently proposed to which we are or will be a participant (as defined in Item 404 of Regulation S-K); in which the amount involved exceeded or will exceed $120,000; and in which any related person (as defined in Item 404 of Regulation S-K) has or will have a direct or indirect material interest. We include in the description below transactions involving certain of our founders and control persons.

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Directors, Officers and 5% Stockholders

The following table sets forth information regarding the beneficial ownership of our Common Stock as of October 15, 2014 by (a) each person who is known by us to beneficially own five percent (5%) or more of our Common Stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group.

Name and Address of Beneficial Holder (1)	Amount and Nature of Beneficial Ownership	Percent of Class

Elliot Maza	0	0.000%

Isaac Onn	30,000	0.005%

Directors and executive officers as a group (2 persons)	30,000	0.005%

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(1)	In determining beneficial ownership of our Common Stock as of a given date, the number of shares shown includes shares of Common Stock that may be acquired on exercise of warrants or options or conversion of convertible securities within sixty (60) days of that date. In determining the percent of Common Stock owned by a person or entity on the Record Date, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within sixty (60) days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on the Record Date, and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options, subject to limitations on conversion and exercise. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the fiscal year ended June 30, 2014, and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended June 30, 20143, we believe that during the year ended June 30, 2014, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities have complied with all Section 16(a) filing requirements.

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PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board of Directors has adopted resolutions (i) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split of our issued and outstanding Common Stock, as described below, advisable and in the best interests of our Company and its stockholders and (ii) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

The form of the proposed amendment to the Company’s Certificate of Incorporation to effect a Reverse Stock Split of our issued and outstanding Common Stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law). If approved by our stockholders, the Reverse Stock Split proposal would permit but not require our Board of Directors to effect a reverse stock split of our issued and outstanding Common Stock at any time prior to December 31, 2014 by a ratio of two hundred and fifty for one (250-for-1) such that each two hundred and fifty (250) shares of Common Stock will be combined into one (1) share of Common Stock, with fractional shares being rounded-up to the nearest whole number.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board of Directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of accomplishing two objectives simultaneously: (i) increasing the market price of our Common Stock, thereby making our Common Stock more attractive to an expanded group of institutional and other investors; and (ii) reducing the number of common shares required to be reserved for issuance upon conversion or exercise of all outstanding convertible securities and warrants, respectively. Other than with respect to conversions of already issued convertible securities or exercise of warrants, the Company does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split.

Enhanced Market Perception

We believe that the Reverse Stock Split will make our Common Stock more attractive to an expanded group of institutional and other investors. We have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of our Common Stock.

Reduction of Amount of Common Shares Required to be Reserved for Convertible Securities

Currently, the Company is authorized to issue 2,000,000,000 shares of Common stock, par value $0.001 per share. As of October 14, 2014, there were 623,512,076 shares of common stock issued and outstanding, resulting in 1,376,487,924 common shares remaining as a reserve for common stock required to be issued upon conversion of outstanding convertible securities and exercise of outstanding warrants. The contractual provisions of our issued and outstanding convertible securities and warrants require the Company to reserve and keep available at all times that the relevant convertible securities and warrants are outstanding, an amount of authorized but unissued common stock sufficient to effect the conversion of all such securities or exercise of all such warrants into common shares. Currently, the Company is in default of these provisions as the total additional common shares necessary to effect all such conversions and exercises is in excess of the amount of the Company’s authorized common shares.

The following table summarizes the total additional common shares necessary to effect all conversions and exercises of outstanding convertible securities and warrants, respectively, as of June 30, 2014.

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Intellect Neurosciences Inc. and Subsidiary Schedule of Common Shares Underlying Outstanding Convertible Securities	Number of Underlying Common Shares (1) (2)

Series B Convertible Preferred Stock, $.001 par value, Stated Value of $17.50 per share - 459,309 shares designated and 75,751 shares issued and outstanding at June 30, 2014	884,014

Series C Convertible Preferred Stock, $.001 par value, Stated Value of $1,000 per share - 25,000 shares designated and 20,977 shares issued and outstanding at June 30, 2014	2,097,700,000

Series D Convertible Preferred stock, $.001 par value, Stated Value of $1,000 per share - 25,000 shares designated and 2,533 shares issued and outstanding at June 30, 2014	253,300,000

Series E Convertible Preferred stock, $.001 par value, Stated Value of $1,000 per share - 25,000 shares designated and 20,805 shares issued and outstanding at June 30, 2014	2,080,500,000

Warrants outstanding as of June 30, 2014	685,500,000

Subtotal	5,117,884,014

Common shares available for issuance as of October 14, 2014	1,376,487,924

Total Additional Common Shares Necessary to Satisfy Convertible Securities before R/S	3,741,396,090

Total Additional Common Shares Necessary to Satisfy Convertible Securities after R/S	14,965,584

(1)	Excludes accrued dividends

(2)	On July 25, 2014, the Company issued to Accredited Investors an aggregate 1,200 shares of Series F Convertible Preferred Stock, convertible into 1.2 billion common shares and warrants to purchase an aggregate of 2.4 billion common shares. The foregoing table disregards the effect of the issuance of these securities.

The effect of the Reverse Stock Split is to reduce the total additional common shares necessary to effect all conversions and exercises of outstanding convertible securities and warrants to a number below the Company’s authorized common shares and to remedy the current state of default with respect to those securities. Accordingly, the Board of Directors believes that effecting the Reverse Stock Split is in the best interests of the Company and its shareholders.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in the best interests of our Company and its stockholders to proceed with the Reverse Stock Split.

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Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Two hundred and fifty (250) shares of existing Common Stock will be combined into one (1) new share of Common Stock. The table below shows, as of November 13, 2014, the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

250-for-1	2,494,048

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities. Stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the Over the Counter Bulletin Board under the symbol “ILNS.”

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares as described below.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock to which they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round-up to the next whole number.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock, which will remain $0.001 par value per share.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

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PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

As the Reverse Stock Split does not constitute a sale of substantially all the assets of the Company within the meaning of the General Corporation Law of the State of Delaware, our stockholders will not be entitled to statutory rights of appraisal, commonly referred to as dissenters’ rights or appraisal rights (i.e., the right to seek a judicial determination of the “fair value” of their shares and to compel the purchase of their shares for cash in that amount) with respect to the Proposal.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR COMMON STOCK.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S 2006 EQUITY INCENTIVE PLAN

TO ADD FIVE MILLION SHARES TO SUCH PLAN

In December 2006, our stockholders approved the adoption of the “2006 Employee, Director and Consultant Stock Plan” (the “2006 Stock Plan”), under which 240,000 shares of our common stock are available for issuance under the Plan. The 2006 Stock Plan provides for the grant of either ISOs or non-qualified stock options, which do not qualify as ISOs. As of June 30, 2014, there are 228,000 stock options available for grant under the 2006 Stock Plan. On October 28, 2014, the Board amended the 2006 Stock Plan, subject to stockholder approval of Proposal 1 and this Proposal 2, to increase the number of shares of common stock authorized for issuance under the 2006 Stock Plan by 6,000,000 shares on a post Reverse Stock Split basis to an aggregate of 6,000,960 after giving effect to the Reverse Stock Split, and to eliminate the restriction on the number of shares subject to options that may be granted to any one employee during any calendar year.

Reasons for the Proposal and Summary of Effects of the Approval of Proposal 2

The Board believes that it is in the best interest of the Company and its stockholders to increase the number of shares available for awards under the 2006 Stock Plan and to remove the limitation on the number of shares subject to options that may be granted to any one employee during any calendar year in order to allow the Company to grant awards to attract and retain new employees and to further compensate, where appropriate, existing employees whether or not they have previously been granted options under the 2006 Stock Plan. Such an increase in the number of shares available for awards would also provide employees with further incentives to help the Company to achieve its objectives and succeed and would help to better align the interests of our employees with the interests of our security holders. Failure to attract and retain new employees or to compensate and incentivize existing employees could create a situation in which the Company is unable to attract and retain sufficiently competent, skilled personnel, and could have a material adverse effect on our business and prospects. The incremental 6,000,000 shares on a post Reverse Stock Split basis has been calculated based on the impact of the recent Series F financing completed in July 2014 and an overall option pool equal to 10.5% of total shares outstanding on a fully diluted basis.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT TO THE COMPANY’S 2006 EQUITY INCENTIVE PLAN TO ADD FIVE MILLION SHARES TO SUCH PLAN

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PROPOSAL NO. 3

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act entitle the Company’s stockholders to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table herein (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

The Company believes that its executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers’ interests with those of the Company’s stockholders.

The Company is asking stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as disclosed herein. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company asks its stockholders to vote “FOR” the following resolution at the Special Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the Special Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation table, other executive compensation tables and related narrative disclosures, is hereby APPROVED.”

The say-on-pay vote is advisory and, therefore, not binding on the Company or the Company’s Board of Directors. The Company’s Board of Directors value the opinions of stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Company will consider stockholders’ concerns and the Board of Directors will evaluate whether any actions are necessary to address those concerns.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF HOLDING

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also entitle the Company’s stockholders to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote on the compensation disclosed in the Company’s proxy statement of its Named Executive Officers. By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s Named Executive Officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal. Accordingly, the following resolution is submitted for an advisory stockholder vote at the Special Meeting:

RESOLVED, that the highest number of votes cast by the stockholders of the Company for the option set forth below shall be the preferred frequency of the Company’s stockholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement:

•	every year;

•	every two years; or

•	every three years.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board of Director’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Special Meeting.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” A THREE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the only business which the Board of Directors intends to present or knows that others will present at the Special Meeting is as set forth above. If any other matter or matters are properly brought before the Special Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

HOUSEHOLDING OF PROXY STATEMENT

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate proxy statement or may receive a printed or an e-mail copy of this proxy statement without charge by sending a written request to Intellect Neurosciences, Inc., 550 Sylvan Ave., Suite 101, Englewood Cliffs, NJ 07632, Attention: Elliot Maza, Chief Executive Officer. We will promptly deliver a copy of this proxy statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this proxy statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. This proxy statement incorporates by reference our (i) annual report on Form 10-K for the fiscal year ended June 30, 2014 and (ii) quarterly report on Form 10-Q for the quarter ended March 31, 2014 that we have previously filed with the SEC. The Form 10-K and Form 10-Q contain important information about us and our financial condition and a copy of each is being delivered together with this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file periodic reports, proxy statements and other information with the SEC relating to our business, financial statements and other matters.  Copies of such reports, proxy statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street N.E., Washington D.C. 20549.  For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330.  Some of this information may also be accessed electronically through the SEC’s website at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

INTELLECT NEUROSCIENCES, INC.

550 Sylvan Ave., Suite 101

Englewood Cliffs, NJ 07632

(201) 608-5101

Attention: Elliot Maza

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Elliot Maza
Elliot Maza
Chief Executive Officer and Chairman

Englewood Cliffs, NJ
November 14, 2014

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Appendix A

Certificate of Amendment

of

Certificate of Incorporation

of Intellect Neurosciences, Inc.

Under Section 242 of the Delaware General Corporation Law, Intellect Neurosciences, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.	Article Fourth of the Company’s Certificate of Incorporation shall be amended by deleting and replacing in its entirety the second paragraph with the following paragraph, that reads as follows, subject to compliance with applicable law:

“Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware, every two hundred and fifty (250) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders therefore, be combined and converted into one (1) shares of Common Stock (the “Reverse Stock Split”). The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Certificate of Incorporation. All fractional shares shall be rounded up to the next whole number. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.”

The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2014.

Elliot Maza Chief Executive Officer

21

SPECIAL MEETING OF STOCKHOLDERS OF

INTELLECT NEUROSCIENCES, INC.

December 19, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held December 19, 2014.
This Proxy Statement and our 2014 Annual Report on Form 10-K are available at: http://www.astproxyportal.com/ast/17019/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030003030400001000 3 121914

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 - 3 AND A VOTE OF 3 YEARS FOR PROPOSAL 4
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		1 year	2 years	3 years	ABSTAIN
4.	Proposal to recommend, on an advisory basis, the frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.	☐	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

INTELLECT NEUROSCIENCES, INC.

December 19, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held December 19, 2014.
This Proxy Statement and our 2014 Annual Report on Form 10-K are available at: http://www.astproxyportal.com/ast/17019/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030003030400001000 3   121914

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 - 3 AND A VOTE OF 3 YEARS FOR PROPOSAL 4
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal	1 year	2 years	3 years	ABSTAIN
4. Proposal to recommend, on an advisory basis, the frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation.	☐	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.